The Trustees for the time being of the Premiums Trust Fund of the Underwriting Members of Syndicate 1729

and

ProAssurance Corporation

Amendment to the Facility Agreement Dated 15th November 2013 and the Amendment to the Facility Agreement Dated 6th April 2016

in respect of Lloyd's Syndicate No. 1729

DEED

Dated **22nd May 2018**

Between:

(1) **THE TRUSTEES FOR THE TIME BEING OF THE PREMIUMS TRUST FUND OF THE UNDERWRITING MEMBERS OF SYNDICATE 1729** at 5th Floor, Camomile Court, 23 Camomile Street, London, EC3A 7LL (**Borrower**); and

(2) **PROASSURANCE CORPORATION** a company incorporated in Alabama in the United States of America, of 100 Brookwood Place, Birmingham, Alabama 35209, United States of America (**Lender**)

Background

The following amendments to the existing uncommitted unsecured Sterling overdraft facility, as detailed within the Facility Agreement dated 15th November 2013 and Amendment dated 6th April 2016 were agreed on 23rd February 2018

- **Section 2 – The Facility**

  The Lender grants to the Borrower an uncommitted unsecured Sterling overdraft facility which shall not at any time exceed £30,000,000 (was £20,000,000)

Execution page

In witness of which this document has been executed by the parties as a **Deed** and **delivered** on the date set out at the beginning of this Deed.

Signed as a **Deed** by **David Hunt acting as Trustee of the Premiums Trust Fund of Syndicate 1729**)))	sign here: [signature]
	print name: DJG HUNT
in the presence of:	
Witness signature:	Witness sign here: [signature]
Witness name:	print name: K COOK
Witness address:	28 TEMPLE WAY RAYLEIGH ESSEX SS6 9PP
Witness occupation:	SYNDICATE ACCOUNTANT
Signed as a **Deed** by **Richard Barke acting as Trustee of the Premiums Trust Fund of Syndicate 1729**)))	sign here: [signature]
	print name: RICHARD BARKE
in the presence of:	
Witness signature:	Witness sign here: [signature]
Witness name:	print name: K COOK
Witness address:	28 TEMPLE WAY RAYLEIGH ESSEX SS6 9PP
Witness occupation:	SYNDICATE ACCOUNTANT

Executed as a **Deed** by)
Howard Friedman)
acting on behalf of ProAssurance)
Corporation

sign here: ______________________
Director

: Howard H. Friedman
6/1/18

sign here: ______________________
Director/Secretary

Edward L. Rand, Jr.
6/1/18